UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_________________

FORM 8-K

_________________

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 18, 2022

_______________________________

PSYCHEMEDICS CORPORATION

(Exact name of registrant as specified in its charter)

_______________________________

Delaware	1-13738	58-1701987
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

289 Great Road

Acton, Massachusetts 01720

(Address of Principal Executive Offices) (Zip Code)

(978) 206-8220

(Registrant's telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

_______________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock. $0.005 par value	PMD	The NASDAQ Stock Market, LLC.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)           On March 18, 2022, Harry Connick, a member of the Board of Directors (the “Board”) of Psychemedics Corporation announced his retirement as a member of the Board, to take effect as of April 4, 2022.

(d)           Also on March 18, 2022, the Board elected Andrew Reynolds as a member of the Board, effective as of April 4, 2022 to fill the vacancy created by Mr. Connick’s retirement. Mr. Reynolds will join the Board as an independent member. Mr. Reynolds has been named to the Audit, Nominating, and Compensation Committees of the Board, to take effect on April 4, 2022.  Mr. Reynolds will be compensated and will be eligible to participate in the Company’s compensation plans and arrangements in the same manner as the Company’s other independent directors, as described in the Company’s proxy materials filed with the U.S. Securities and Exchange Commission.  In addition, in connection with his appointment as a director, the Company agreed to grant to Mr. Reynolds effective on April 4, 2022 stock unit awards covering an aggregate of 2,000 shares of the Company’s Common Stock.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release on March 22, 2022 announcing the retirement of Mr. Connick and the election of Mr. Reynolds.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 7.01, including the presentation attached hereto as Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description

99.1	Press release dated March 22, 2022 of Psychemedics Corporation
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PSYCHEMEDICS CORPORATION

Date: March 22, 2022	By:	/s/ Andrew Limbek
Andrew Limbek
Vice President, Controller